UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO. __)

Filed by the Registrant  [ ]
Filed by a Party other than the Registrant  |X|
         Check the appropriate box:
         [ ]      Preliminary Proxy Statement
         [ ]      Confidential, For Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         [ ]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials
         |X|      Soliciting Material Pursuant to Rule 14a-12

                  COMPUTER ASSOCIATES INTERNATIONAL, INC.
              (Name of Registrant as Specified in Its Charter)

                          RANGER GOVERNANCE, LTD.
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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                                            Employment History or Present
                                               Principal Occupation and
                                            Five-Year Employment History
                                            ----------------------------

Richard J. Agnich - 58               Since April 2000, Mr. Agnich has managed
8525 Ferndale Road                   personal investments through the Agnich
Dallas, TX  75238                    Partners, Ltd. Family Limited
                                     Partnership.From 1988 until 2000, he
                                     served as Senior Vice President,
[PHOTO]                              Secretary and General Counsel of Texas
                                     Instruments, Incorporated. Mr. Agnich
                                     advised the Texas Instruments' Board on
                                     governance issues, and in 2000 the Texas
                                     Instruments' Board was the winner of the CalPERS award for dedication to shareowner interests, advancement of good corporate governance practices and corporate financial performance. During his career at Texas Instruments, Mr.
                                     Agnich was responsible for Texas
                                     Instruments' intellectual property and
                                     licensing programs as well as general
                                     legal matters important to a global
                                     technology firm. Mr. Agnich also had
                                     responsibility for Security and Human
                                     Resources and served on Texas
                                     Instruments' Strategy Leadership Team.
                                     He currently serves as a member of the
                                     Board of Trustees of Austin College and
                                     on the Board of Directors of ST Assembly and Test Services, Ltd. He is also currently an advisor to start-up companies in Texas and California and Chairman of the Entrepreneurs Foundation of North Texas.


Max D. Hopper - 67                   Mr. Hopper is currently President of Max
Suite 5001                           D. Hopper Associates1950 Stemmons
Dallas, TX  75206                    Freeway Inc., a Dallas-based consulting
                                     firm specializing in strategic uses for
                                     advanced information technologies, which he founded in January 1995. Mr. Hopper served as Chairman of The SABRE Group
                                     Holdings, Inc. from 1993 to 1995, which
                                     was subsequently spun off from AMR Corp.
                                     From 1985 to 1993, Mr. Hopper was the
                                     Senior Vice President of Information
                                     Systems at American Airlines, Inc. and
                                     was responsible for the formation of The
                                     SABRE Group. He currently serves on the
                                     Boards of Directors of the Gartner
                                     Group, Accrue Software, Inc., Metrocall,
                                     Inc., United Stationers, Inc. and Exodus
                                     Communications, Inc.


Ronald J. Robinson - 56              Since November 2001, Dr. Robinson has
Texas A&M University                 been Professor and Department Head of
College of Engineering               the Harold Vance Department of Petroleum
301 Wisenbaker                       Engineering at Texas A&M University and
College Station, TX 77843            holder of the Albert B. Stevens Endowed
                                     Chair in Petroleum Engineering. Prior to this appointment, Dr. Robinson held a
[PHOTO]                              number of positions at Texaco until his
                                     retirement in October 2001, including
                                     General Manager, Exploration and
                                     Production Technology Department and
                                     President of Texaco's Technology
                                     Division from 1996 until his retirement.
                                     Dr. Robinson also has been President and CEO of UniPure Corporation since
                                     September 2001 and President and CEO of
                                     RealTime Learning, LLC since 1999. Dr.
                                     Robinson currently serves on the Boards
                                     of Directors of Ensyn Inc., Global
                                     Petroleum Research Institute, Network of
                                     Excellence in Training (NExT),
                                     ProSavvy.com, RealTime Learning, LLC,
                                     UniPure Corporation and is Chairman of
                                     the Board of Directors of Verdisys Inc.
                                     Dr. Robinson has been distinguished as a NASA Fellow and has earned numerous professional awards.


Cece Smith - 57                      Since 1986, Ms. Smith has been a general
Phillips-Smith-Machens               partner of Phillips-Smith-Machens
Venture Partners                     Venture Partners, a venture capital
5080 Spectrum Drive                  investment firm that specializes in
Suite 805 West                       retail and consumer investments. She
Addison, TX  75001                   currently serves as a director of
                                     Brinker International, Inc. and
                                     Beautyco, Inc. She previously served as
[PHOTO]                              a director of A Pea in the Pod, Inc.,
                                     BizMart, Inc., Cheap Tickets, Inc. and
                                     Hot Topic, Inc. Prior to starting
                                     Phillips-Smith, Ms. Smith was Executive
                                     Vice President - Finance and
                                     Administration of Pearle Health
                                     Services, Inc., a retail optical chain.
                                     Ms. Smith served as a director from 1992 to 1997 and as Chairman from 1994 to 1996 of the Federal Reserve Bank of
                                     Dallas. She is also a CPA.


Ranger Governance, Ltd. ("Ranger") and certain other persons may be deemed participants in the solicitation of proxies from the stockholders of Computer Associates International, Inc. ("Computer Associates") in connection with Computer Associates' 2002 Annual Meeting of Stockholders. Information concerning such participants is available in Ranger's preliminary proxy statement on Schedule 14A (the "Preliminary Proxy Statement") filed by Ranger with the Securities and Exchange Commission (the "SEC") on June 27, 2002.

STOCKHOLDERS OF COMPUTER ASSOCIATES ARE ADVISED TO READ RANGER'S DEFINITIVE PROXY STATEMENT (THE "DEFINITIVE PROXY STATEMENT") IN CONNECTION WITH RANGER'S SOLICITATION OF PROXIES FROM COMPUTER ASSOCIATES STOCKHOLDERS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

Stockholders of Computer Associates and other interested parties may obtain, free of charge, copies of the Preliminary Proxy Statement and the Definitive Proxy Statement (when available), and any other documents filed by Ranger with the SEC, at the SEC's Internet website at www.sec.gov. The Preliminary Proxy Statement and the Definitive Proxy Statement (when available) and these other documents may also be obtained free of charge by contacting Morrow & Co., Inc., the firm assisting Ranger in the solicitation of proxies, toll-free at 1-800-607-0088.